UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

EPOCRATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35062	94-3326769
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1100 Park Place, Suite 300 San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 227-1700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Discretionary Cash Bonus Awards

On February 15, 2012, the Compensation Committee of the Board of Directors of Epocrates, Inc. approved the payment of discretionary cash bonuses to the following Epocrates’ executive officers for services rendered in 2011:

Named Executive Officer	Cash Bonus Amount
Patrick Spangler Chief Financial Officer	$87,030
David Burlington Chief Operations Officer	$81,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOCRATES, INC.

Dated: February 22, 2012
	By:	/s/Matthew Kaminer
Matthew Kaminer
General Counsel and Secretary